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Exhibit 99.1

        LETTER OF TRANSMITTAL

for

7 3/4% Senior Subordinated Notes due 2014

of

K&F Industries, Inc.

Pursuant to the Exchange Offer in Respect of
All of its Outstanding

7 3/4% Senior Subordinated Notes due 2014
for
Its New 7 3/4% Senior Subordinated Notes due 2014

Pursuant to the Prospectus Dated                   , 2005

          THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                       , 2005, OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED BY THE ISSUER (THE "EXPIRATION DATE"). TENDERS OF ORIGINAL NOTES MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.

        To: U.S. Bank National Association, Exchange Agent

By Overnight Courier, Registered / Certified Mail or Hand Delivery:

U.S. Bank National Association
U.S. Bank West Side Flats Operation Center
60 Livingston Avenue
St. Paul, Minnesota 55107
Attention: Specialized Finance

By facsimile transmission:
(for eligible institutions only)

(651) 495-8158

Confirm by telephone:

(800) 934-6802

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.

        The undersigned acknowledges that he or she has received and reviewed a prospectus, dated                        , 2005 (the "Prospectus"), of K&F Industries, Inc., a Delaware corporation (the "Issuer"), and this letter of transmittal (the "Letter of Transmittal"), which together constitute the Issuer's offer (the "Exchange Offer") to issue an aggregate principal amount of $315,000,000 of its 7 3/4% Senior Subordinated Notes due 2014 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), in exchange for like principal amounts of issued and outstanding 7 3/4% Senior Subordinated Notes due 2014 (the "Original Notes"), which were not so registered. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

        In order for any Holder (as herein defined) of Original Notes to tender all or any portion of such Original Notes, the Exchange Agent must receive either this Letter of Transmittal completed by such Holder or an Agent's Message (as hereinafter defined) with respect to such Holder. Certificates for Original Notes are to be forwarded herewith or, if a tender of Original Notes is to be made by book-entry transfer, the tender should be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer—How to Tender." Holders of Original Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Original Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Original Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer—How to Tender—Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

        By causing Original Notes to be credited to the Exchange Agent's account at DTC in accordance with DTC's procedures for transfer, including the transmission by DTC of an Agent's Message to the Exchange Agent, the DTC participant will be deemed to confirm, on behalf of itself and the beneficial owners of such Original Notes, all provisions of this Letter of Transmittal applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and delivered this Letter of Transmittal to the Exchange Agent. As used herein, the term "Agent's Message" means a message, electronically transmitted by DTC to and received by the Exchange Agent, and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgement from a Holder of Original Notes stating that such Holder has received and agrees to be bound by, and makes each of the representations and warranties contained in, this Letter of Transmittal and, further, that such Holder agrees that the Issuer may enforce this Letter of Transmittal against such Holder.

        The term "Holder", as used in this Letter of Transmittal, means any of (a) any person in whose name Original Notes are registered on the books of the Issuer, (b) any other person who has obtained a properly completed bond power from the registered Holder and (c) any DTC participant whose Original Notes are held of record by DTC. Holders who wish to tender their Original Notes must complete this Letter of Transmittal in its entirety or must cause an Agent's Message to be transmitted.

        Any other beneficial owner whose Original Notes are registered in the name of a broker or other nominee and who wishes to tender should contact such broker or nominee promptly and instruct such broker or nominee to tender on behalf of the beneficial owner. If the beneficial owner wishes to tender on its own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering its Original Notes, either make appropriate arrangements to register ownership of the Original Notes in such beneficial owner's name or obtain a properly completed bond power from the registered Holder of the Original Notes. The transfer of registered ownership may take considerable time.

        Complete the appropriate boxes below to indicate the Original Notes to which this Letter of Transmittal relates and the action the undersigned desires to take with respect to the Exchange Offer. If the space provided below is inadequate, the certificate numbers and principal amount of Original Notes should be listed on a separate signed schedule affixed hereto.

        THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER MAY BE DIRECTED TO THE EXCHANGE AGENT.

DESCRIPTION OF ORIGINAL NOTES	1	2	3	4

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	CUSIP Number(s)	Aggregate Principal Amount of Old Note(s)	Principal Amount Tendered**

Total

*	Need not be completed if Original Notes are being tendered by book-entry transfer.
**	Unless otherwise indicated in the column, a Holder will be deemed to have tendered ALL of the Original Notes represented by the Original Notes indicated in column 2. See Instruction 2. Original Notes tendered hereby must be in minimum denominations of principal amount of $1,000 and integral multiples of $1,000 thereof. See Instruction 1.

☐
CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

        By crediting Original Notes to the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an Agent's Message to the Exchange Agent in which the Holder of Original Notes acknowledges and agrees to be bound by the terms of this Letter of Transmittal, the participant in ATOP confirms on behalf of itself and the beneficial owners of such Original Notes all provisions of this Letter of Transmittal applicable to it and such beneficial owners as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

☐
CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which guaranteed delivery:

If Delivery by Book-Entry Transfer, Complete the Following:

Account Number:

Transaction Code Number:

Name of Tendering Institution:

☐
CHECK HERE IF TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.

Name:

Address:

        If the undersigned is not a broker-dealer, the undersigned represents that it is not participating in, and does not intend to participate in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes, it represents that the Original Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        If the undersigned is a broker-dealer and would like to receive 10 additional copies of the prospectus and 10 copies of any amendments or supplements thereto, please contact the Exchange Agent at the address set forth on page one of this Letter of Transmittal to make such a request.

TENDER OF ORIGINAL NOTES

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amounts of the Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Original Notes as are being tendered hereby.

        The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact with full power of substitution, for purposes of delivering this Letter of Transmittal and the Original Notes to the Issuer. The Power of Attorney granted in this paragraph shall be deemed irrevocable from and after the Expiration Date and coupled with an interest. The undersigned hereby acknowledges its full understanding that the Exchange Agent also performs functions as agent of the Issuer.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Original Notes tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuer. The undersigned hereby further represents and warrants that (a) any Exchange Notes acquired in exchange for Original Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, (b) neither the Holder of such Original Notes nor any such other person is engaged or intends to engage in, or has an arrangement or understanding with any person to participate in, the distribution (within the meaning of the Securities Act) of such Exchange Notes, (c) neither the Holder of such Original Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuer and (d) if such holder is a broker or dealer registered under the Exchange Act, it will receive the Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities.

        The undersigned also acknowledges that this Exchange Offer is being made by the Issuer in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holders' business and that such Holders have no arrangement with any person to participate in the distribution (within the meaning of the Securities Act) of such Exchange Notes. However, the Issuer does not intend to request the SEC to consider, and the SEC has not considered, the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. The undersigned represents that it has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of the Exchange Notes and, if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution (within the meaning of the Securities Act) of such Exchange Notes. The undersigned also acknowledges that if the Issuer's interpretation of the above mentioned no-action letters is incorrect such Holder may be held liable for any offers, resales or transfers of Exchange Notes that are in violation of the Securities Act. The undersigned further acknowledges that neither the Issuer nor the Exchange Agent will indemnify any Holder for any such liability under the Securities Act.

        If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. By acceptance of the Exchange Offer, each participating broker-dealer that will receive Exchange Notes for its own account pursuant to the Exchange Offer agrees that, upon receipt of notice from the Issuer of the happening of any event which makes any statement in the Prospectus untrue in any material respect or requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice the Issuer agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until the Issuer has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to such broker dealer. The undersigned acknowledges that in reliance on an interpretation by the staff of the SEC, a broker-dealer may fulfill its prospectus delivery requirements with respect to the Exchange Notes (other than a resale of Exchange Notes received in exchange for an unsold allotment of Original Notes purchased directly from the Issuer) with the Prospectus which constitutes part of the Exchange Offer.

        The undersigned also warrants that acceptance of any tendered Original Notes by the Issuer and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Issuer of certain of its obligations under the related registration rights agreement, which has been filed as an exhibit to the registration statement in connection with the Exchange Offer.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer—Withdrawal Rights" section of the Prospectus.

        Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue the Exchange Notes (and, if applicable, substitute certificates representing Original Notes for any Original Notes not tendered or exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Original Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Original Notes for any Original Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Original Notes."

        The Issuer will be deemed to have accepted validly tendered Original Notes when, as and if the Issuer shall have given oral (promptly confirmed in writing) or written notice of acceptance to the Exchange Agent.

        THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instructions 3 and 4)

  To be completed ONLY if certificates for Original Notes not exchanged and/or Exchange Notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) below on this Letter of Transmittal, or if Original Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

  Issue: Exchange Notes and/or Original Notes to:

Name(s)	(Please Type or Print)
(Please Type or Print)

Address

(Zip Code)
CUSIP Number of Original Notes
Employer Identification
Number or Social Security Number
(Complete Substitute Form W-9)
☐	Credit unexchanged Original Notes delivered by book-entry transfer to the DTC account set forth below.

(DTC Account Number, If Applicable)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 3 and 4)

  To be completed ONLY if certificates for Original Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal below or to such person or persons at an address other than shown in the box entitled "Description of Original Notes" on this Letter of Transmittal above.

  Mail: Exchange Notes and/or Original Notes to:

Name(s)	(Please Type or Print)
(Please Type or Print)

Address
(Zip Code)
CUSIP Number of Original Notes

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR ORIGINAL NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

  PLEASE SIGN HERE
  (TO BE COMPLETED BY ALL TENDERING HOLDERS)
  (Complete Accompanying Substitute Form W-9 on reverse side)

X	, 2005
X	, 2005
Signature(s) of Owner	Date
Area Code and Telephone Number
Aggregate Principal Amount of Old Note(s) Tendered:
CUSIP Number
Employer Identification Number or Social Security Number

              This Letter of Transmittal must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Original Notes hereby tendered or on a DTC security position listing or by any person(s) authorized to become a registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):
(Please Type or Print)

Capacity:
Address:
(Including Zip Code)

SIGNATURE GUARANTEE
(If required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution:

(Authorized Signature)
(Title)
(Name and Firm)
Dated:

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Exchange Offer

1.
Delivery of this Letter of Transmittal and Original Notes; Guaranteed Delivery Procedures.

        In order for any Holder of Original Notes to tender all or any portion of such Original Notes, the Exchange Agent must receive either this Letter of Transmittal completed by such Holder or an Agent's Message with respect to such Holder. Certificates for all physically tendered Original Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Original Notes tendered hereby must be in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof.

        Holders whose certificates for Original Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedures for book-entry tender on a timely basis, may tender their Original Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer—How to Tender—Guaranteed Delivery Procedures." Pursuant to such procedures, (1) such tender must be made through an Eligible Institution, (2) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Issuer (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Original Notes, the certificate numbers of such Original Notes (unless tender is to be made by book-entry transfer) and the principal amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange ("NYSE") trading days after the date of delivery of the Notice of Guaranteed Delivery, the certificates for all physically tendered Original Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), with any required signature guarantees and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (3) the certificates for all physically tendered Original Notes, in the proper form for transfer, or Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), with any required signature guarantees and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

        The method of delivery of Original Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder, but the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that Holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Original Notes or Letters of Transmittal should be sent to the Issuer. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the above transactions for such Holders.

        See the section entitled "The Exchange Offer" in the Prospectus.

2.
Partial Tenders (not applicable to Holders who tender by book-entry transfer).

        If less than all of the Original Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amounts of Original Notes to be tendered in the box above entitled "Description of Original Notes—Principal Amount Tendered." A reissued certificate representing the balance of nontendered Original Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE ORIGINAL NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3.
Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.

        If this Letter of Transmittal is signed by the Holder of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on DTC's security position listing as the Holder of such Original Notes without any change whatsoever.

        If any tendered Original Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

        If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

        If this Letter of Transmittal is signed by the registered Holder or Holders of the Original Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Original Notes are to be reissued, to a person other than the registered Holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered Holder or Holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the certificate(s), and signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal or any certificates representing Original Notes or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to so act must be submitted.

        Except as provided below, endorsements on certificates for Original Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution").

        Signatures on this Letter of Transmittal need NOT be guaranteed by an Eligible Institution if the Original Notes are tendered: (1) by a registered Holder of Original Notes who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" or (2) for the account of an Eligible Institution.

4.
Special Issuance and Delivery Instruction.

        Tendering Holders of Original Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Original Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at DTC as such Holder may designate hereon. If no such instructions are given, such Original Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

5.
Taxpayer Identification Number.

        United States federal income tax law generally requires that a tendering Holder whose Original Notes are accepted for exchange must provide the Issuer (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering Holder who is an individual, is generally his or her social security number. If the Issuer is not provided with the current TIN or an adequate basis for an exemption, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering Holder of Exchange Notes may be subject to backup withholding of all reportable payments made after the exchange. The backup withholding rate for 2002 and 2003 is 30%; for 2004 and 2005, 29%; for 2006 through 2010, 28%; and for 2011 and later years, 31%.

        Certain types of Holders of Original Notes (generally including, among others, corporations and certain foreign entities) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

        To prevent backup withholding, each tendering Holder of Original Notes must provide its correct TIN by completing the substitute Form W-9 set forth below, certifying that the Holder is a United States person (including a United States resident alien), that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (1) the Holder is exempt from backup withholding, (2) the Holder has not been notified by the

Internal Revenue Service that such Holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (3) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding. If the tendering Holder of Original Notes is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give the Issuer a completed Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, or if applicable, Form W-8ECI, Certificate of Foreign Person's Claim for Exemption From Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States. These forms may be obtained from the Exchange Agent. If the Original Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the substitute Form W-9, write "applied for" in lieu of its TIN and sign the Certificate of Awaiting Taxpayer Identification Number. Note: Checking this box and writing "applied for" on the Form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If such Holder does not provide its TIN to the Issuer within 60 days, backup withholding will begin and continue until such Holder furnishes its TIN to the Issuer.

6.
Transfer Taxes.

        The Issuer will pay all transfer taxes, if any, applicable to the transfer of Original Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Original Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Original Notes to the Issuer or its order pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

7.
Issuer Determination Final; Waiver of Conditions.

        All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Original Notes and withdrawal of tendered Original Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all Original Notes not properly tendered or any Original Notes the Issuer's acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right to waive any defects, irregularities or conditions of tender as to particular Original Notes. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within such time as the Issuer shall determine. None of the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Original Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Original Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Original Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of the Original Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

8.
No Conditional Tenders.

        No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Original Notes, by causing this Letter of Transmittal or an Agent's Message in lieu hereof to be delivered to the Exchange Agent, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

        None of the Issuer, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.

9.
Mutilated, Lost, Stolen or Destroyed Original Notes.

        Any Holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.
Requests for Additional Copies.

        Requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent, at the address and telephone number indicated above.

11.
Incorporation of the Letter of Transmittal.

        This Letter of Transmittal shall be deemed to be incorporated in, and acknowledged and accepted by, a tender through, DTC's ATOP procedures by any participant on behalf of itself and the beneficial owners of any Old Bonds so tendered.

12.
Withdrawals.

        This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer—Withdrawal Rights" section of the Prospectus.

TO BE COMPLETED BY ALL TENDERING HOLDERS
(SEE INSTRUCTION 5)

SUBSTITUTE Form W-9	PART 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW:	TIN: (Social Security Number or Employer Identification Number)

Part 2—TIN Applied For ☐

Department of the Treasury Internal Revenue Service	Payor's Request for Taxpayer Identification Number ("TIN") and Certification CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT
	(1)	the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);
(2)
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding;
	(3)	I am a U.S. person (including a U.S. resident alien); and
	(4)	any other information provided on this form is true and correct.
SIGNATURE DATE

You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified subsequently by the IRS that you are no longer subject to backup withholding.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administrative Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of the exchange, 30 percent (subject to further adjustment under applicable law) of all reportable payments made to me thereafter will be withheld until I provide a number.
Signature	Date

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  Exhibit 99.1